Exhibit 99.1

Sidus Space Appoints Adarsh Parekh as New Chief Financial Officer (CFO) to Spearhead Strategic Financial Initiatives

CAPE CANAVERAL, FL, [January 21, 2025] – Sidus Space (NASDAQ: SIDU), an innovative and agile space mission enabler, today announced the appointment of Adarsh Parekh as its new Chief Financial Officer, effective January 27, 2025.

Exceptional Financial Leadership

Mr. Parekh brings over two decades of financial expertise marked by:

●	$3 billion in M&A, capital markets and direct investing experience
●	A proven record of scaling organizations in industries including aerospace, medical technology, and agriculture
●	A history of implementing strategies to drive profitability and sustainable growth.

Most recently, Mr. Parekh served as Chief Financial Officer of Terran Orbital Corporation and directed all finance and accounting functions. Mr. Parekh’s experience in financial services and financial operations also includes serving as CFO of Alio, Inc. and Woodspur Farms, LLC. He has held senior positions at RRG Capital Management LLC, OneWest Bank FSB, and Libra Securities, LLC and began his career in the Investment Banking Division at Lehman Brothers, Inc.

Strategic Vision for Sidus Space

Reporting directly to Carol Craig, Founder, Chairman, and CEO of Sidus Space, Mr. Parekh will lead all financial operations focusing on optimizing efficiency and advancing the company’s mission to achieve sustainable growth and profitability.

“Adarsh Parekh is a natural fit for Sidus Space at this exciting juncture,” said Carol Craig, CEO of Sidus Space. “His extensive financial expertise and sharp focus on profitability will be critical as we continue to execute on our strategic goals. We are confident that his leadership will drive our financial objectives and deliver long-term value for our stakeholders during this pivotal period of growth and expansion.”

Sidus Space continues to strengthen its leadership team as it expands its position in the rapidly evolving space economy, with a focus on delivering innovative solutions while achieving financial milestones and operational excellence.

About Sidus Space

Sidus Space (NASDAQ: SIDU) is a space mission enabler providing flexible, cost-effective solutions including custom satellite design, payload hosting, mission management, space manufacturing, and AI-enhanced space-based sensor data-as-a-service. With its mission of Space Access Reimagined™, Sidus Space is committed to rapid innovation, adaptable and cost-effective solutions, and the optimization of space system and data collection performance. With demonstrated space heritage, including manufacturing and operating its own satellite and sensor system, LizzieSat™, Sidus Space serves government, defense, intelligence, and commercial companies around the globe. Strategically headquartered on Florida’s Space Coast, Sidus Space operates a 35,000-square-foot space manufacturing, assembly, integration, and testing facility and provides easy access to nearby launch facilities. For more information, visit: ww.sidusspace.com.

Forward-Looking Statements

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute ‘forward-looking statements’ within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected trading commencement and closing dates. The words ‘anticipate,’ ‘believe,’ ‘continue,’ ‘could,’ ‘estimate,’ ‘expect,’ ‘intend,’ ‘may,’ ‘plan,’ ‘potential,’ ‘predict,’ ‘project,’ ‘should,’ ‘target,’ ‘will,’ ‘would’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and other factors described more fully in the section entitled ‘Risk Factors’ in Sidus Space’s Annual Report on Form 10-K for the year ended December 31, 2023, and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Sidus Space, Inc. specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Sidus Investor Relations

investorrelations@sidusspace.com

Sidus Media Inquiries

press@sidusspace.com